UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): May 27, 2008

Commission File No.: 000-30785

CAMELOT ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	52-2195605
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

130 Vantis Suite 140
Aliso Viejo, CA 92656

(Address of principal executive offices)

(949) 334-2940

(Issuer telephone number)

(Former name, if changed since last report)

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On May 27, 2008, the Company’s Board of Directors formally accepted the resignation of Joe Petrucelli as a member of the Board of Directors.

Mr. Petrucelli was an at-large director. It is anticipated that the newly created vacancy on the Board of Directors will be filled when board elections occur at the annual stockholders meeting this fall.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

Camelot Entertainment Group, Inc.

Date: May 29, 2008	By:	/s/ Robert P. Atwell
Name: Robert P. Atwell
Title: CEO

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